Exhibit 23.1
Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:
1)Registration Statement (Form S-3 No. 333-211126) of Extra Space Storage Inc.,
2)Registration Statement (Form S-3 No. 333-211125) of Extra Space Storage Inc.,
3)Registration Statement (Form S-8 No. 333-204010) pertaining to the 2015 Incentive Award Plan of Extra Space Storage Inc.,
4)Registration Statement (Form S-3 No. 333-198215) of Extra Space Storage Inc.,
5)Registration Statement (Form S-3 No. 333-198194) of Extra Space Storage Inc.,
6)Registration Statement (Form S-3 No. 333-190928) of Extra Space Storage Inc.,
7)Registration Statement (Form S-3 No. 333-176296) of Extra Space Storage Inc.,
8)Registration Statement (Form S-3 No. 333-176277) of Extra Space Storage Inc.,
9)Registration Statement (Form S-3 No. 333-176276) of Extra Space Storage Inc.,
10)Registration Statement (Form S-8 No. 333-157559) pertaining to the 401 (k) Plan of Extra Space Storage Inc.,
11)Registration Statement (Form S-3 No. 333-153082) of Extra Space Storage Inc.,
12)Registration Statement (Form S-3 No. 333-153081) of Extra Space Storage Inc.,
13)Registration Statement (Form S-3 No. 333-142816) of Extra Space Storage Inc.,
14)Registration Statement (Form S-3 No. 333-133407) of Extra Space Storage Inc.,
15)Registration Statement (Form S-3 No. 333-128988) of Extra Space Storage Inc.,
16)Registration Statement (Form S-3 No. 333-128970) of Extra Space Storage Inc.,
17)Registration Statement (Form S-3 No. 333-128504) of Extra Space Storage Inc.,
18)Registration Statement (Form S-8 No. 333-126742) pertaining to the 2004 Long Term Incentive Compensation Plan and the 2004 Non-Employee Directors’ Share Plan of Extra Space Storage Inc.;
of our reports dated February 27, 2017 with respect to the consolidated financial statements and schedule of Extra Space Storage Inc., and the effectiveness of internal control over financial reporting of Extra Space Storage Inc., included in this Annual Report (Form 10-K) of Extra Space Storage Inc. for the year ended December 31, 2016.
/s/ Ernst & Young LLP
Salt Lake City, Utah
February 27, 2017